Exhibit 10(a)






                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-67852 of Allstate Life of New York Variable Annuity Account II of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 8, 2002 relating to the financial statements of Allstate Life of New York Variable Annuity Account II, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Variable Annuity Account II), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
May 16, 2002




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Exhibit 10(b)



                                   CONSENT OF
                                 FOLEY & LARDNER





We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life of New York Variable Annuity Account II (File No. 333-67852).




                                                         /s/ Foley & Lardner
                                                         FOLEY & LARDNER
Washington, D.C.
May 20, 2002